UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

CONNEXIONONE CORP.

(Exact name of Company as specified in its charter)

North Carolina	000-50075	30-1252905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39899 BALENTINE DRIVE

SUITE 200

NEWARK, CA 94560

(Address of principal executive offices) (Zip Code)

+ 1-408-533-8155

Company’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties.

Item 3.03 Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 29, 2022, ConneXionONE Corp., formerly Alternative Fuel Technologies, Inc. (the “Company”)’s board and shareholders have approved the following actions by amending the Company’s Amended Articles of Incorporation with the Secretary State of North Carolina to effect: (1) a corporate name changed from Alternative Fuel Technologies, Inc. to ConneXionONE Corp. (the “Name Change”); and (2) a one-for-one thousand (1:1,000) reverse stock split of the Company’s common stock, par value $0.001, with all other aspects to remain unchanged (the “Reverse Stock Split”).Both the Reverse Stock Split and the Name Change were effective on April 17, 2023.

As a result of the Reverse Stock Split, every 1,000 shares of issued and outstanding Common Stock were automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares were issued as a result of the Reverse Stock Split. Any fractional shares that would otherwise have resulted from the Reverse Stock Split were rounded up to the next whole number. The Reverse Stock Split reduced the number of shares of Common Stock outstanding from approximately 71,850,033,691 shares to approximately 71,850,034 shares, subject to further adjustment for the rounding up of fractional shares.

Following the Name Change, any stock certificates that reflect the former name of the Company will continue to be valid. Certificates reflecting the Name Change will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

The Common Stock began trading on a reverse stock split-adjusted basis on the OTC Market on April 17, 2023. The trading symbol for the Common Stock following the Reverse Stock Split and the Name Change is “CNNN.” The new symbol will be changed to “AFTCD” at first; and after 20 business days, the symbol will change to “CNNN”. The new CUSIP number for the Common Stock following the Reverse Stock Split and the Name Change is 208211102.

The information set forth herein is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is incorporated by reference with this report as Exhibit 3.3 and 3.4.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
		Incorporated by Reference Exhibits
		Form	Exhibit	Filing Date
3.3	Articles of Amendment (Name Change)	10-12G/A	3.3	September 12, 2022
3.4	Articles of Amendment (Number of Shares)	10-12G/A	3.4	September 12, 2022
104	Cover Page Interactive Data File (formatted in iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConneXionOne Corp.

Dated: April 19, 2023	By:	/s/ Chris Chang
Chris Chang Chief Executive Officer and Director

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